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                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                         SUPPLEMENT DATED APRIL 28, 2009
                   TO THE PROSPECTUSES DATED OCTOBER 28, 2008

The following replaces the first paragraph under "Policies and Services - Managing Your Investment - Dividends and Distributions."

     Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE


                                                                   FAIF-INCOME#2